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                       SECURITIES AND EXCHANGE COMMISSION
                   __________________________________________

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                  May 11, 2001

                           NORTEL NETWORKS CORPORATION

            ________________________________________________________
             (Exact name of registrant as specified in its charter)






          CANADA                      001-07260            not applicable
____________________________       _______________      ____________________
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)        Identification No.)







8200 Dixie Road, Suite 100, Brampton, Ontario, Canada          L6T 5P6
______________________________________________________         __________
    (address of principal executive offices)                   (Zip code)





Registrant's telephone number, including area code (905) 863-0000.


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ITEM 5.         OTHER EVENTS

On May 11, 2001, the Registrant issued a press release announcing that Clarence
J. Chandran, the Registrant's chief operating officer, had resigned effective immediately in order to take additional time for the successful completion of his medical leave announced on March 13, 2001. Mr. Chandran also resigned as a director of the Registrant.

The Registrant also announced in the above mentioned press release that John A. Roth, the Registrant's President and Chief Executive Officer, plans to retire in April 2002. The Registrant has launched a search for his successor.

Certain information included herein is forward-looking and is subject to important risks and uncertainties. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the impact of price and product competition; the dependence on new product development; the impact of rapid technological and market change; the ability of the Registrant to make acquisitions and/or integrate the operations and technologies of acquired businesses in an effective manner; general industry and market conditions and growth rates; international growth and global economic conditions, particularly in emerging markets and including interest rate and currency exchange rate fluctuations; the impact of consolidations in the telecommunications industry, the uncertainties of the Internet; stock market volatility; the ability of the Registrant to recruit and retain qualified employees; the ability to obtain timely, adequate and reasonably priced component parts from suppliers and internal manufacturing capacity; the impact of the credit risks of our customers; the entrance by the Registrant into an increased number of supply, turnkey, and outsourcing contracts which contain delivery, installation, and performance provisions, which, if not met, could result in the Registrant having to pay substantial penalties or liquidated damages; and the impact of increased provision of customer financing and commitments by the Registrant. For additional information with respect to certain of these and other factors, see the reports filed by the Registrant with the United States Securities and Exchange Commission. The Registrant disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NORTEL NETWORKS CORPORATION


                                              By:    /s/ DEBORAH J. NOBLE
                                                 ------------------------------
                                                 Deborah J. Noble
                                                 Corporate Secretary

                                              By:   /s/ BLAIR F. MORRISON
                                                 ------------------------------
                                                 Blair F. Morrison
                                                 Assistant Secretary

May 14, 2001